UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 22, 2008
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1- 4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee 38125
(Address of Principal Executive Offices) (Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On October 23, 2008, Thomas & Betts Corporation, by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced the financial results for the fiscal quarter ended September 30, 2008.

Item 8.01     Other Events

Thomas & Betts Corporation, by a press release furnished as Exhibit 99.2 to this report, and incorporated herein by reference, announced that on October 22, 2008, the company’s board of directors approved a new share repurchase plan.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release dated October 23, 2008
	99.2	Press Release dated October 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation
(Registrant)

By: /s/ W. David Smith, Jr.
W. David Smith, Jr.
Assistant General Counsel and
Assistant Secretary

Date:	October 23, 2008

Exhibit Index

Exhibit	Description of Exhibits

99.1	Press Release of the Registrant dated October 23, 2008
99.2	Press Release of the Registrant dated October 22, 2008